AMENDED AND RESTATED LOAN AGREEMENT

                                   (Revolving)

         Amended and Restated Loan Agreement, dated as of April 30, 1997, between Mark Honigsfeld, residing at 969 East End, Woodmere, New York 11598 (the "Lender"), and Compu-Dawn, Inc., a Delaware Corporation, with offices located at 77 Spruce Street, Cedarhurst, New York 11516 (the "Borrower").

     1. Amendment and Restatement. This Agreement amends and restates the Loan Agreement dated January 21, 1997 between the Lender and Borrower in its entirety.

     2. Loan.

          (a) The Lender shall lend to the Borrower during the term of this agreement sums of money not to exceed the aggregate amount of Five Hundred Thousand ($500,000.00) Dollars.

          (b) The Borrower may borrow sums from the Lender up to the loan commitment at any time from the date of this Agreement to July 1, 1999.

     3. Procedure for borrowing. The Borrower may borrow in amounts of not less than $25,000, and in additional multiples of not less than $25,000, by giving written notice to the Lender at least ten days before the date the amount is to be borrowed, which date is hereinafter referred to as the Closing Date, and by delivering to the Lender on the Closing Date a note in the form of Exhibit A attached hereto and by complying with the conditions for borrowing stated in this agreement.

     4. Note Provisions. Each note delivered for an amount borrowed shall bear interest at the rate of 10% per annum and the interest shall be paid quarterly upon the unpaid principal amount, commencing six (6) months from the date of issuance or on such date set forth in the note (the "Initial Payment Date"). The principal sum of each note shall be due and payable in eight (8) equal quarterly installments commencing on the Initial Payment Date and the entire amount shall be payable thirty (30) months from the date of issuance.

     5. Prepayment. The Borrower may prepay any note in whole or in part, provided any partial prepayment shall be applied on unpaid installments on the note in the inverse order of maturity and may not be made in amounts of less than $5,000 or multiples thereof.

     6. Default. The Borrower shall be in default if:

          (a) It fails to pay any installment of principal or interest on any note when due or within ten days thereafter;

          (b) It becomes insolvent or admits in writing its inability to pay its debts as they mature; or applies for, consents to, or acquiesces in the appointment of a trustee or receiver for any of its property; or in the absence of an application, consent, or acquiescence a trustee or receiver is appointed for it or a substantial part of its property and is not discharged within 30 days; or it otherwise commits an act of bankruptcy; or any bankruptcy, reorganization, debt arrangement, or


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     other  proceeding  under any  bankruptcy  or  insolvency  law,  or any dissolution or liquidation proceeding, is instituted by or against it and if instituted is consented to or acquiesced in by it or remains for 30 days undismissed;

          (c) It defaults in the performance of the terms and conditions of this agreement and such default continues for 30 days after notice thereof from the Lender or from the holder of a note;

     7. Acceleration. If any of the events listed in paragraph 6(a) occur, the unpaid installments of the note shall immediately become due and payable.

     8. Acceleration at Option of lender. If any of the events listed in paragraph 6(b) or 6(c) occur and shall continue, the Lender may declare the notes immediately due and payable, at which time all unpaid installments shall immediately become due and payable. The Lender shall promptly advise the Borrower in writing of any acceleration under this paragraph, but the failure to do so shall not impair the effect of a subsequent declaration.

     9. Security. The Security Agreement dated January 21, 1997 between the Lender and the Borrower shall apply to this Agreement.

     10. Benefit. This agreement shall be binding on the respective successors and assigns of the Lender and the Borrower and shall inure to the benefit of the successors and assigns of the Lender.

     11. Delay. No delay on the part of the Lender or the holder of any note in the exercise of any right shall operate as a waiver, nor shall any single or partial exercise of any right preclude other or additional exercise of any right.

     12. Notices. All notices shall be in writing and shall be addressed to the respective parties at their principal office, by first class, certified mail, return receipt requested, postage prepaid.

     IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their proper officers and by having their seals affixed on the day and year first above written.

                                                    Lender:


                                                    ---------------------
                                                    MARK HONIGSFELD

                                                    Borrower:
                                                    COMPU-DAWN, INC.


                                                     By:
                                                     Dong W. Lew, President


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